Exhibit 10.1


                          NEW MEDIUM ENTERPRISES, INC.

                             1999 STOCK OPTION PLAN


SECTION 1. PURPOSE

     The purpose of the 1999 Stock Option Plan of New Medium Enterprises, Inc., a Nevada corporation (the "Company") is to promote the interests of the Company and its stockholders by providing its officers and employees with an incentive to continue service with the Company. Accordingly, the Company may grant to selected officers and employees Stock Options and/or Stock Appreciation Rights in an effort to attract and retain in its employ qualified individuals and to provide such individuals with incentives to devote their best efforts to the Company through ownership of the Company's stock, thus enhancing the value of the Company for the benefit of stockholders.

SECTION 2. DEFINITIONS

     (A). "Agreement" shall mean a written agreement setting forth the terms of an Award, in substantially the form of Exhibit "A" attached hereto for an Award of Non-Qualified Stock Options, and in substantially the form of Exhibit "B" attached hereto for an Award of Incentive Stock Options.

     (B). "Award" shall mean an Option or a Stock Appreciation Right, in each case granted under this Plan.

     (C). "Beneficiary" shall mean the person, persons, trust or trusts designated by an Employee or if no designation has been made, the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of an Employee's death.

     (D). "Board" shall mean the Board of Directors of the Company.

     (E). "Change in Control" shall be deemed to occur (1) upon the approval by the Board (or if approval of the Board is not required as a matter of law, the stockholders of the Company) of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transaction) of all or substantially all the assets of the Company, or
(c) adoption of any plan or proposal for the liquidation or dissolution of the Company, (2) when any "person" (as defined in Section 13(d) of the Exchange
Act), other than


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the Company or any Subsidiary or employee benefit plan or trust maintained by the Company, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 60% of the Company's Common Stock outstanding at the time, without the prior approval of the Board, or (3) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

     (F). "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (G). "Committee" shall mean either (i) the Stock Option Committee of the Board, as from time to time constituted, or any successor committee of the Board with similar functions, which shall consist of two or more members, each of whom shall be Disinterested, or (ii) if no such Stock Option Committee shall have been designated by the Board, the entire Board provided that to the extent required by Section 16(b) of the Exchange Act and Rule 16b-3 of the Securities and Exchange Commission thereunder, with respect to specific grants of Options (including Reload Options) or Stock Appreciation Rights this Plan shall be administered by an administrator or administrators who are Disinterested.

     (H). "Common Stock" shall mean the Common Stock of the Company, $.001 par value, subject to adjustment pursuant to Section 10 herein.

     (I). "Company" shall mean, collectively, the Company and its Subsidiaries.

     (J). "Disinterested" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (K). "Employee" shall mean an officer or employee of the Company holding the title of President, Chief Executive Officer, Chief Operating Officer, Vice President, Executive Vice President, Senior Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer, either alone or in combination with other titles.

     (L). "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended and applicable rules and regulations of the Securities and Exchange Commission promulgated thereunder.

     (M). "Exercise Price" shall mean, with respect of each share of Common Stock subject to (i) an Option (other than a Reload Option), the price fixed by the Committee at which such shares may be purchased from the Company pursuant to the exercise of such Option, which price at no time may be less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted or (ii) a Reload Option, the price of which is as fixed pursuant to Section 6 of this Plan.


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     (N). "Fair Market Value" shall be (i) the value of one share of the
Company's Common Stock as determined by the appraisal or valuation procedure set forth in any stockholders' or buy-sell agreement to which the stockholder with respect to whom the value is to be determined is a party, or (ii) if no such stockholders' or buy-sell agreement is in force or effect, the value of one share of the Company's Common Stock as determined by the Company's independent certified public accountants, or (iii) if at any time the Company's Common Stock is publicly traded, (a) the mean between the high bid and low asked trading prices of the Company's Common Stock as reported in the "pink sheets" published by the National Quotation Bureau, Inc. or (B) if the Common Stock is no longer reported in the "pink sheets," the mean between the high and low sales price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), as applicable, or (C) if the Common Stock is no longer reported on NASDAQ, the mean between the high and low sales price of the Common Stock as reported on an exchange on which the Common Stock is trading, or (D) if there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported, on the next preceding date on which there was trading of the Common Stock.

     (O). "Incentive Stock Option" or "ISO" shall mean an Option that is intended by the Committee to meet the requirements of Section 422 of the Code or any successor provision.

     (P). "Nonqualified Stock Option" or "NQSO" shall mean an Option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

     (Q). "Option" shall mean the right to purchase Common Stock at a price to be specified and upon terms to be designated by the Committee or otherwise determined pursuant to this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

     (R). "Original Option" shall mean an option as defined in subsection (D) of
Section 6 of this Plan.

     (S). "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of an Employee, shall have acquired on behalf of the Employee by legal proceeding or otherwise the right to receive the benefits specified in this Plan.

     (T). "Plan" shall mean the Company's 1999 Stock Option Plan.

     (U). "Reload Option" shall mean an option granted pursuant to Subsection
(D) of Section 6 of this Plan.

     (V). "Retirement" shall mean retirement of an Employee in the employ of the Company at any time.

     (W). "Section 16(b) Optionee" shall mean an Employee or former Employee who is subject to Section 16(b) of the Exchange Act.


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     (X). "Stock Appreciation Right" or "SAR" shall mean the right of the holder to elect to surrender an Option or any portion thereof which is then exercisable and receive in exchange thereof shares of Common Stock, cash, or a combination thereof, as the case may be, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price specified in such Option, multiplied by the number of shares of Common Stock covered by such Option or portion thereof which is so surrendered. An SAR may only be granted concurrently with the grant of the related Option. An SAR shall be exercised upon such additional terms and conditions as may be determined by the Committee under this Plan.

     (Y). "Subsidiary" shall mean any present or future subsidiary corporations, as defined in Section 424 of the Code, of the Company.

     (Z). "Tax Date" shall mean the date if any on which withholding tax obligations arise with respect to the exercise of an Award.

SECTION 3. STOCK SUBJECT TO THE PLAN

     There will be reserved for issuance under the Plan (upon the exercise of Options and Stock Appreciation Rights), an aggregate of 5,000,000 shares of the Company's Common Stock. Such shares shall be authorized but unissued shares of Common Stock. Except as provided in Section 7 herein, if any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of this Plan. Any shares of Common Stock received by an Employee upon an exercise of Options or Stock Appreciation Rights hereunder shall be subject to the provisions of any stockholders' or buy-sell agreement then in effect among the holders of the Company's Common Stock.

SECTION 4. ADMINISTRATION

     This Plan shall be administered by the Committee. No person who is (or, within one year prior to his or her appointment as a member of the Committee, was) eligible to participate in the Plan, or in any other stock option or stock bonus plan of the Company, shall be a member of the Committee.

     In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority to select the Employees to be granted Awards under the Plan, to determine the type, size and terms of the Awards to be made to each Employee selected, to determine the time when Awards will be granted, and to prescribe the form of the Agreements embodying Awards made under the Plan. The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determination which it believes necessary or advisable for the administration of the Plan, and to correct any defect or supply any omissions or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.


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     The Committee may act only by a majority of its members. Any determination of the Committee may be made, without notice, by the written consent of a majority of the members of the Committee. In addition, the Committee may authorize any one of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for any action taken or omitted to be taken by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

SECTION 5. ELIGIBILITY

     Awards may only be granted to individuals who are Employees. Notwithstanding the foregoing, (a) Incentive Stock Options shall not be granted to any owner of 10% or more of the total combined voting power of the Company and its Subsidiaries (a "10% Owner"), provided that Incentive Stock Options may be granted to a 10% Owner if (i) the Exercise Price of each such Option is equal to 110% of the Fair Market Value of the Company's Common Stock on the date of grant and (ii) such Options expire or terminate on the fifth anniversary of the date of grant, and (b) the aggregate Fair Market Value of Common Stock subject to an Incentive Stock Option granted to an Employee in any calendar year shall not exceed $100,000.

SECTION 6. STOCK OPTIONS

     A. Designation and Price.

          (a). Any Option granted under the Plan may be granted as an Incentive Stock Option or as a Nonqualified Stock Option as shall be designated by the Committee at the time of the grant of such Option. Each Option shall be evidenced by an Agreement between the recipient and the Company, which Agreement shall specify the designation of the Option as an ISO or a NQSO, as the case may be, and shall contain such terms and conditions as the Committee, in its sole discretion, may determine in accordance with the Plan.

          (b). Every Incentive Stock Option shall provide for a fixed expiration date of not later than ten years from the date such Incentive Stock Option is granted.

          (c). The Exercise Price of Common Stock issued pursuant to each Option (other than a Reload Option) shall be fixed by the Committee at the time of the granting of the Option; provided, however, that such Exercise Price shall in no event be less than 100% of the Fair Market Value of the Common Stock on the date such Option is granted.

     B. Exercise.

          The Committee may, in its discretion, provide for Options granted under the Plan to be exercisable in whole or in part; provided; however, that no Option (other than a Reload Option) shall be exercisable prior to the first anniversary of the date of its grant, except as provided in
     Section 8 herein or as the Committee otherwise determines in accordance with the Plan, and in no case may an Option be exercised at any time for fewer than 1,000 shares (or the


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

     total remaining shares covered by the Option if fewer than 1,000 shares) during the term of the Option. The specified number of shares will be issued upon receipt by the Company of (i) notice from the optionee of exercise of an Option, and (ii) either payment to the Company (as provided in Section 6, subsection (C) below), of the Exercise Price for the number of shares with respect to which the Option is exercised, or with approval of the Committee, a secured promissory note as hereinafter provided. Each such notice and payment shall be delivered or mailed by post-paid mail, addressed to the Treasurer of the Company at the Company's principal office, or such other place as the Company may designate from time to time. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an ISO and for those shares acquired pursuant to a NQSO.

     C. Payment for Shares.

          Except as otherwise provided in this Section 6, the Exercise Price for the Common Stock shall be paid in full when the Option is exercised. Subject to such rules as the Committee may impose, and subject to the federal income tax laws, rules and regulations relating to Incentive Stock Options (the "ISO Rules"), the Exercise Price may be paid in whole or in part in (i) cash, (ii) whole shares of Common Stock owned by the Employee six months or longer and evidenced by negotiable certificates, valued at their Fair Market Value on the date of exercise, (iii) by a combination of such methods of payment, or (iv) such other consideration as shall constitute lawful consideration for the issuance of Common Stock and be approved by the Committee (including without limitation, assurance satisfactory to the Committee from a broker registered under the Exchange Act, of the delivery to the Company of the proceeds of an imminent sale of stock to be issued pursuant to the exercise of such Option, such sale to be made at the direction of the Employee). If certificates representing shares of Common Stock are used to pay all or part of the Exercise Price of an Option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing any additional shares to which the Employee is entitled as a result of exercise of the Option. Moreover, if so provided in the Agreement, and subject to the ISO Rules and such additional restrictions, terms and conditions as the Committee may impose, an Employee may request the Company to "pyramid" his or her shares; that is, to automatically apply the shares which he or she is entitled to receive on the exercise of a portion of an Option to satisfy the exercise for additional portions of the Option, thus resulting in multiple simultaneous exercises of an Option by use of whole shares as payment. The Committee may, in its discretion, authorize payment of all or any part of the Exercise Price over a period of not more than five years from the date the Option is exercised. In such instance any unpaid balance of the Exercise Price shall be evidenced by the Employee's promissory note payable to the order of the Company which shall be secured by such collateral and shall bear interest at such rate or rates as determined from time to time by the Committee.

     D. Reload Options.

          The Committee shall have the authority to specify at the time of grant that an Employee shall be granted another Stock Option (a "Reload Option") in the event such Employee exercises all or part of a Stock Option (an "Original Option") by surrendering in accordance with Section 6, subsection
     (C) previously owned shares of Common Stock in full or partial payment


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     of the Exercise Price under such Original Option, subject to the availability of shares of Common Stock under the Plan at the time of exercise. Each Reload Option shall entitle the Employee to receive upon exercise in full a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the Exercise Price, shall have an Exercise Price per share of Common Stock equal to the Fair Market Value of the Common Stock on the date of grant of such Reload Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Committee, in its sole discretion, shall determine at the time of grant, at such time or times as shall be specified in the Reload Option); provided, however, that a Reload Option granted to a Section 16(b) Optionee shall not be exercisable during the first six months from the date of grant of such Reload Option. The first such Reload Option may provide for the grant, when exercised, of one subsequent Reload Option to the extent and upon such terms and conditions, consistent with this Section 6, subsection (D), as the Committee, in its sole discretion, shall specify at or after the time of grant of such Reload Option. The term of each Reload Option shall be equal to the remaining term of the underlying Option. Upon the exercise of an underlying Option or Reload Option, the Reload Option will be evidenced by an amendment to the underlying Agreement. No additional Reload Options shall be granted to Employees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Employee's employment for any reason. A Reload Option shall contain such other terms and conditions (which may include a restriction on the transferability of the number of shares of Common Stock received upon exercise of the Original Option reduced by a number of shares equal in value to the tax liability incurred upon exercise) as the Committee, in its sole discretion, may deem desirable and are set forth in the Agreement evidencing the Reload Option. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

     E. Restrictions on Transfer of Shares.

          Each Employee who receives an Award of Incentive Stock Options under this Plan shall be prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock received upon exercise of any such Option until the later of two (2) years from the date of the granting of such Incentive Stock Option to the Employee or one (1) year from the date such shares of Common Stock were transferred to the Employee upon exercise; unless the Employee shall deliver to the Committee an option of counsel reasonably satisfactory to the Committee that such sale, exchange, transfer, pledge, hypothecation, gift or other disposition is not a "disqualifying disposition" by virtue of
     Section 424(c) of the Code.

SECTION 7. STOCK APPRECIATION RIGHTS

     The Committee may grant Stock Appreciation Rights pursuant to the provisions of this Section 7 to any holder of any Option (including any Reload Option) granted under the Plan with respect to all or a portion of the shares subject to such Option. An SAR may only be granted concurrently with the grant of the related Option. Subject to the terms and provisions of this Section 7,
(i) each SAR shall be transferable only at the same time and to the same extent the related Options are transferable, (ii) each SAR shall be exercisable only at the same time and to the same extent the


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related Option is exercisable and in no event after the termination of the related Option, and (iii) an SAR shall be exercisable only when the Fair Market Value (determined as of the date of exercise of the SAR) of each share of Common Stock with respect to which the SAR is to be exercised shall exceed the Exercise Price per share of Common Stock subject to the related Option. An SAR granted under the Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the SAR elects to exercise the SAR and the number of shares in respect of which the SAR is being exercised. For purposes of this Section 7, the date of exercise of an SAR shall mean the date on which the Company receives such notice.

     The exercise of any Option shall cancel that number of related Stock Appreciation Rights which is equal to the number of shares of Common Stock purchased pursuant to said Option.

     Subject to the terms and provisions of this Section 7, upon the exercise of an SAR, the holder thereof shall be entitled to receive from the Company consideration (in the form hereinafter provided) equal in value to the excess of the Fair Market Value (determined as of the date of exercise of the SAR) of each share of Common Stock with respect to which such SAR has been exercised over the Exercise Price per share of Common Stock subject to the related Option. The Committee may stipulate in the Agreement the form of consideration which shall be received by such holder, which shall be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock, as the holder shall request; provided, however, that the Committee, in its sole discretion, may disapprove the form of consideration requested and instead authorize the payment of such consideration in shares of Common Stock (valued as aforesaid), or in cash, or partly in cash, or partly in shares of Common Stock.

     Upon the exercise of an SAR, the related Option shall be deemed exercised to the extent of the number of shares of Common Stock with respect to which such SAR is exercised and to that extent a corresponding number of shares of Common Stock shall not again be available for the grant of Awards under the Plan. Upon the exercise or termination of the Related Option, the SAR with respect thereto shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

SECTION 8. CONTINUED EMPLOYMENT AND AGREEMENT TO SERVE

     (a) Subject to the provisions of paragraph (e) of this Section 8, every Option (other than a Reload Option) and SAR shall provide that it may not be exercised in whole or in part for a period of one year after the date of granting such Option and, if the employment of the Employee shall terminate for any reason other than death or disability as determined by the Committee, prior to the end of such one year period or with respect to any Reload Option such other period as may be specified by the Committee within which such Reload Option may not be exercised, the Option granted to such Employee shall immediately terminate.


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     (b) Every Option shall provide that in the event the Employee dies while employed by the Company, during the one-year period of disability described in paragraph (c) of this Section 8, or within three months after cessation of employment for any reason, such Option shall be exercisable, at any time or from time to time prior to the fixed termination date set forth in the related Agreement, by the Beneficiaries of the decedent for the number of shares which the Employee could have acquired under the Option immediately prior to the Employee's death.

     (c) Every Option shall provide that in the event the employment of any Employee shall cease by reason of total and permanent disability within the meaning of Section 22(e)(3) of the Code, as determined by the Committee at any time during the term of the Option, such Option shall be exercisable, at any time or from time to time by such Employee, during a period of one year of continuing disability following termination of employment by reason of such disability for the number of shares which the Employee could have acquired under the Option immediately prior to the Employee's total and permanent disability. The one-year period following such termination of employment during which Options may be exercisable may be extended at the discretion of the Committee; provided, however, that no Option may be exercisable after the fixed termination date set forth in the related Agreement. The determination by the Committee of any question involving disability shall be conclusive and binding.

     (d) Except as provided in paragraphs (a), (b), (c) and (e) of this Section 8, every Option shall provide that it shall terminate on the earlier to occur of the fixed termination date set forth in the Option or three months after cessation of the Employee's employment for any reason except (i) Retirement, in which event the Option shall be exercisable for a period of three months after such Retirement date, which three-month period may be extended at the discretion of the Committee in the case of Non-Qualified Stock Options or (ii) termination of the Employee's employment by the Company for "cause," as defined by the Committee from time to time or in any employment agreement an Employee might have with the Company, in which case the Option shall terminate immediately upon such termination of Employee's employment by the Company. If an Option is exercised after cessation of employment or Retirement, it may be exercised only in respect of the number of shares which the Employee could have acquired under the Option immediately prior to such cessation of employment or Retirement; provided, however, that no Option may be exercised after the fixed termination date set forth in the Option.

     (e) Notwithstanding any provision of this Section 8 to the contrary, any Award granted pursuant to the Plan may, in the discretion of the Committee or as provided in the relevant Agreement, become exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Award for the full number of awarded shares or any part thereof, less such numbers as may have been theretofore acquired under the Award (i) from and after the time the Employee ceases to be an employee of the Company as a result of the sale or other disposition by the Company of assets or property (including shares of any Subsidiary) in respect of which such Employee had theretofore been employed or as a result of which such Employee's continued employment with the Company is no longer required, and (ii) in the case of a Change in Control, from and after the date of such Change in Control.

     (f) Each Employee granted an Award under this Plan shall agree by his or her acceptance of such Award to remain in the service of the Company for a period of at least one


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year from the date of the Agreement respecting the Award between the Company and the Employee. Such service shall, subject to the terms of any contract between the Company and such Employee, be at the pleasure of the Company and at such compensation as the Company shall reasonably determine from time to time.
Nothing in the Plan, or in any Award granted pursuant to the Plan, shall confer on any individual any right to continue in the employment of or service to the Company or interfere in any way with the right of the Company to terminate the Employee's employment at any time.

     (g) Subject to the limitations set forth in Section 422 of the Code, the Committee may adopt, amend, or rescind from time to time such provisions as it deems appropriate with respect to the effect of leaves of absence approved by any duly authorized officer of the Company with respect to any Employee, provided that any Incentive Stock Options granted pursuant to this Plan shall terminate on the ninetieth (90th) day of any such leave of absence unless such Employee's re-employment rights are guaranteed by law or by contract.

SECTION 9. WITHHOLDING TAXES

     Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of an Award. Unless otherwise prohibited by the Committee, each Employee may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment, (ii) authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the Employee pursuant to the exercise or vesting of an Award a number of shares having a Fair Market Value, as of the Tax Date, which will satisfy the amount of the withholding tax obligation, or (iii) by delivery to the Company of a number of shares of Common Stock having a Fair Market Value, as of the Tax Date, which will satisfy the amount of the withholding tax obligation arising from an exercise or vesting of an Award. An Employee's election to pay the withholding tax obligation by (ii) or (iii) above must be made on or before the Tax Date, is irrevocable, is subject to such rules as the Committee may adopt, and may be disapproved by the Committee. If the amount requested is not paid, the Committee may refuse to issue Common Stock under the Plan.

SECTION 10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common stockholders other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Section 3 herein and the number or kind of shares subject to, or the price per share under any outstanding Award shall be automatically adjusted so that the proportionate interest of the Employee shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes of the Plan.


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SECTION 11. AMENDMENTS AND TERMINATION

     Unless the Plan shall have been terminated as hereinafter provided, the Plan shall terminate on, and no Award (other than Reload Options automatically granted pursuant to Section 6 herein) shall be granted after ____________________. The Plan may be terminated, modified or amended by the stockholders of the Company. The Board may at any time terminate, modify or amend the Plan in such respects as it shall deem advisable; provided, however, that the Board may not, without approval by the holders of a majority of the outstanding shares of Common Stock present and voting at any annual or special meeting of stockholders of the Company: (i) increase (except as provided in Section 10 herein) the maximum number of shares which may be issued pursuant to the Awards granted under the Plan, (ii) change the class of persons eligible to receive Awards, (iii) change the manner of determining the Exercise Price of Options other than to change the manner of determining the Fair Market Value of the Common Stock as set forth in Section 2 herein or (iv) extend the period during which Awards may be granted or exercised.

SECTION 12. MISCELLANEOUS PROVISIONS

     (a) No Employee or other person shall have any claim or right to be granted an Award under the Plan.

     (b) An Employee's rights and interest under the Plan may not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of an Employee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Employee in the Plan shall be subject to any obligation of liability of such individual. An Award shall be exercisable, during an Employee's lifetime, only by him or her or his or her Personal Representative. The holder of an Award shall have none of the rights of a stockholder until the shares of Common Stock subject thereto shall have been registered in the name of the person receiving or person or persons exercising the Award on the transfer books of the Company.

     (c) No Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal, state, and other securities laws.

     (d) The expenses of the Plan shall be borne by the Company.

     (e) By accepting any Award under the Plan, each Employee and each Personal Representative or Beneficiary claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     (f) Awards granted under the Plan shall be binding upon the Company, its successors and assigns.


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

     (g) The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Awards hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act, or any other applicable statute, rule, or regulation.

     (h) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

     (i) Each Employee shall be deemed to have been granted an Award on the date the Committee took action to grant such Award under the Plan or such later date as the Committee, in its sole discretion, shall determine at the time such grant is authorized; provided, however, that a Reload Option shall be deemed to have been granted on the date on which the Original Option is exercised or such later date as the Committee, in its sole discretion, shall determine prior to the date on which the underlying Reload Option is exercised or such later date as the Committee, in its sole discretion, shall determine prior to the date on which such exercise occurs.

SECTION 13. EFFECTIVENESS OF THE PLAN

     The Plan shall be submitted to the stockholders of the Company for their approval and adoption on or about August, 1999 or such other date fixed for the next meeting of stockholders or any adjournments or postponements thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted at a meeting of the Company's stockholders.

SECTION 14. GOVERNING LAW

     The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of New York.


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